SUPPLEMENT TO

STATEMENT OF ADDITIONAL INFORMATION
OF CALVERT IMPACT FUND, INC.
Calvert Large Cap Growth Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund

Date of Supplement: March 26, 2007

Statement of Additional Information dated January 31, 2007

Move the "Foreign Securities" description from the "Non-Principal Investment Policies and Risks" section on pages 4-5 of the above Statement of Additional Information ("SAI") to the "Supplemental Information on Principal Investment Policies and Risks" section on page 2 of the SAI after "Mid Cap Issuers" and before "Derivatives".

Under "Nonfundamental Investment Restrictions" on page 11 of the SAI, revise the investment percentage in Restriction (12) to read as follows:

A Fund may not purchase the obligations of foreign issuers, if as a result, foreign securities would exceed 25% of the value of the Fund's net assets.

NOTICE with respect to Calvert Small Cap Value Fund:

The revision above relating to Nonfundamental Restriction (12) is effective immediately through June 14, 2007 with respect to up to 20% of the net assets of Calvert Small Cap Value Fund. Effective on June 15, 2007, that revision is effective with respect to up to 25% of the Fund's net assets.